UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2016

CNL GROWTH PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-54686	26-3859644
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Avenue

Orlando, Florida 32801

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

Sale of Crescent Gateway Property

As previously reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on November 1, 2016, the joint venture (the “Crescent Joint Venture”) of an operating subsidiary of CNL Growth Properties, Inc., (the “Company”) and an affiliate of Crescent Communities, LLC (“Crescent”) entered into an agreement for the sale of the Crescent Joint Venture’s 249-unit “Class A” urban style multifamily residential community located in Altamonte Springs, Florida known as “Crescent Gateway” (the “Crescent Gateway Property”). The sale price for the Crescent Gateway Property was approximately $49.1 million.

On November 30, 2016, the Crescent Joint Venture completed the sale of the Crescent Gateway Property to NIC Gateway Orlando, LLC, an unaffiliated third party. The net cash to the Company from the sale of the Crescent Gateway Property is approximately $10.4 million after repayment of approximately $28.3 million of debt, closing costs, reserves, and distributions to Crescent in accordance with the provisions of the Crescent Joint Venture’s governing documents.

Sale of City Walk Property

As previously reported in a Current Report on Form 8-K filed with the SEC on September 20, 2016, the joint venture (the “City Walk Joint Venture”) of an operating subsidiary of the Company and LMI City Walk Investor, LLC entered into an agreement for the sale of the City Walk Joint Venture’s 320-unit “Class A” multifamily residential community located in Roswell, Georgia (the “City Walk Property”). The sale price for the City Walk Property was approximately $76 million. The terms of the sale are contained in the Purchase and Sale Agreement (the “PSA”) and the amendments thereto filed with the SEC as exhibits to the Company’s Quarterly Report on Form 10-Q filed on November 10, 2016.

On December 1, 2016, the City Walk Joint Venture completed the sale of the City Walk Property to BR Roswell, LLC, an unaffiliated third party to which the purchase rights under the PSA were assigned. The net cash to the Company from the sale of the City Walk Property was approximately $22.3 million after repayment of approximately $31.0 million of debt, closing costs, reserves, and distributions to its joint venture partner in accordance with the provisions of the City Walk Joint Venture’s governing documents.

Item 8.01	Other Events.

Liquidating Distribution

On December 2, 2016, the Board of Directors of the Company declared a liquidating cash distribution of $2.30 per share (the “Liquidating Distribution”) to the holders of record of the Company’s common stock as of the close of business on December 6, 2016, payable on or around December 8, 2016. The Liquidating Distribution is the second liquidating distribution made pursuant to the plan of dissolution that was approved by the Company’s stockholders on August 4, 2016 and will be made using the proceeds from the sales of the Crescent Gateway Property and the City Walk Property described above, as well as cash on hand.

The Liquidating Distribution will be reflected in each stockholder’s Form 1099 for the year ending December 31, 2016. As discussed in the Company’s definitive proxy statement filed on June 17, 2016, the Liquidating Distribution will be applied to reduce a stockholders’ basis but not below zero. The amount of distributions in excess of basis will be gain which should be recognized in the year the distribution is received. Stockholders are advised to consult their tax advisors regarding the tax consequences of the Liquidating Distribution in light of his or her particular investment or tax circumstances.

Revised Estimate of Net Asset Value

As previously announced, on January 27, 2016, the Board of Directors approved an estimated net asset value of $8.65 per share (“NAV”) as of December 31, 2015, which was revised to $6.30 per share after giving effect to the first liquidating distribution announced on August 25, 2016. After giving effect to the Liquidating Distribution described above, the Board of Directors has approved a revised NAV of $4.00 per share as of the date of payment of the Liquidating Distribution. The Company plans to announce a new estimated NAV as of December 31, 2016 in the first quarter of 2017.

Item 9.01	Financial Statements and Exhibits.

(b) Pro forma financial information.

The Company’s unaudited pro forma condensed consolidated statement of net assets at September 30, 2016 illustrates the estimated effects of the sales of the Crescent Gateway and City Walk Properties referred to in Item 2.01 above (the “Transactions”) as if they had occurred on such date.

The unaudited pro forma condensed consolidated statement of changes in net assets for the period August 1, 2016 through September 30, 2016, and the unaudited pro forma condensed consolidated statements of operations for the seven months ended July 31, 2016 and for the year ended December 31, 2015 (collectively, the “Pro Forma Periods”) include certain pro forma adjustments to illustrate the estimated effect of the Transactions as if it had occurred on the first day of each of the Pro Forma Periods.

The unaudited pro forma condensed consolidated statement of net assets, statement of changes in net assets and statements of operations are presented for informational purposes only and do not purport to be indicative of the Company’s financial results as if the Transactions reflected herein had occurred on the first date of, or been in effect during, the Pro Forma Periods. Further, the unaudited pro forma condensed consolidated statement of net assets, statement of changes in net assets and statements of operations should not be viewed as indicative of the Company’s financial results in the future and they should be read in conjunction with the Company’s financial statements as filed with the Commission on Form 10-Q for the nine months and the quarterly period ended September 30, 2016 and on Form 10-K for the year ended December 31, 2015.

CNL GROWTH PROPERTIES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF NET ASSETS

SEPTEMBER 30, 2016

(Liquidation Basis)

		Crescent Gateway		City Walk
	Historical	Property Sold		Property Sold		Pro Forma
	September 30,	Pro Forma		Pro Forma		September 30,
	2016	Adjustments		Adjustments		2016
ASSETS
Real estate assets, net	$493,833,000	$(49,100,000	)(a)	$(76,000,000	)(a)	$368,733,000
Cash and cash equivalents	21,662,641	48,550,875	(a)	75,555,945	(a)
		(28,404,400	)(b)	(31,055,128	)(b)	86,309,933
Restricted cash	1,142,003	—		—		1,142,003
Other assets	128,788	—		—		128,788

Total Assets	$516,766,432	$(28,953,525)		$(31,499,183)		$456,313,724

LIABILITIES
Mortgage and construction notes payable	$254,957,111	$(28,333,986	)(b)	$(30,984,813	)(b)	$195,638,312
Liability for non-controlling interests	64,663,786	—		—		64,663,786
Liability for estimated costs in excess of estimated receipts during liquidation	18,919,654	(1,129,637	)(c)	(1,414,373	)(c)	16,375,644
Accrued development costs	7,089,000	—		—		7,089,000
Accounts payable and other accrued expenses	5,538,233	(70,414	)(b)	(70,315	)(b)	5,397,504
Due to related parties	2,015,813	—		—		2,015,813
Other liabilities	1,157,785	—		—		1,157,785

Total Liabilities	354,341,382	(29,534,037)		(32,469,501)		292,337,844

Commitments and contingencies
Net assets in liquidation	$162,425,050	$580,512		$970,318		$163,975,880

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

CNL GROWTH PROPERTIES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

(Liquidation Basis)

	Historical					Pro Forma
	Period from					Period from
	August 1, 2016	Crescent Gateway		City Walk		August 1, 2016
	through	Property Sold		Property Sold		through
	September 30,	Pro Forma		Pro Forma		September 30,
	2016	Adjustments		Adjustments		2016
Net assets in liquidation, beginning of period	$215,361,554	$580,512	(a)	$970,318	(a)	$216,912,384
Liquidating distributions to stockholders	(52,936,504)	—		—		(52,936,504)

Net assets in liquidation, end of period	$162,425,050	$580,512		$970,318		$163,975,880

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

CNL GROWTH PROPERTIES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SEVEN MONTHS ENDED JULY 31, 2016

(Going Concern Basis)

		Crescent Gateway		City Walk
	Historical	Property Sold		Property Sold		Pro Forma
	July 31,	Pro Forma		Pro Forma		July 31,
	2016	Adjustments (a)		Adjustments (a)		2016
Revenues:
Rental income from operating leases	$19,609,682	$(179,571)		$(2,804,706)		$16,625,405
Other property revenue	1,593,124	(16,303)		(410,577)		1,166,244

Total revenues	21,202,806	(195,874)		(3,215,283)		17,791,649

Expenses:
Property operating expenses	11,653,617	(281,381)		(1,533,807)		9,838,429
General and administrative	2,775,540	(4,043)		(4,529)		2,766,968
Asset management fees, net of amounts capitalized	1,604,305	(14,810	)(b)	(190,061	)(b)	1,399,434
Property management fees	965,979	(52,500)		(97,521)		815,958
Depreciation	5,355,949	(205,553)		(873,519)		4,276,877

Total expenses	22,355,390	(558,287)		(2,699,437)		19,097,666

Operating loss	(1,152,584)	362,413		(515,846)		(1,306,017)

Other income (expense):
Fair value adjustments and other expense	73,120	—		—		73,120
Interest expense and loan cost amortization, net of amounts capitalized	(4,197,031)	45,557	(c)	511,306	(c)	(3,640,168)
Loss on extinguishment of debt	(27,454)	—		—		(27,454)

Total other income (expense)	(4,151,365)	45,557		511,306		(3,594,502)

Income tax expense	(151,217)	—		—		(151,217)

Net loss before gain on sale of real estate	(5,455,166)	407,970		(4,540)		(5,051,736)
Gain on sale of real estate	40,917,543	—		—		40,917,543

Net income (loss) including noncontrolling interests	35,462,377	407,970		(4,540)		35,865,807
Net (income) loss from continuing operations attributable to noncontrolling interests	(21,931,862)	(155,473)		44,409		(22,042,926)

Net income from continuing operations attributable to common stockholders	$13,530,515	$252,497		$39,869		$13,822,881

Net income per share of common stock (basic and diluted) from continuing operations	$0.60					$0.61

Weighted average number of shares of common stock outstanding (basic and diluted)	22,526,171					22,526,171

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

CNL GROWTH PROPERTIES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2015

(Going Concern Basis)

		Crescent Gateway	City Walk
	Historical	Property Sold	Property Sold		Pro Forma
	December 31,	Pro Forma	Pro Forma		December 31,
	2015	Adjustments (a)	Adjustments (a)		2015
Revenues:
Rental income from operating leases	$30,473,600	$—	$(2,021,364)		$28,452,236
Other property revenue	2,473,481	—	—		2,473,481

Total revenues	32,947,081	—	(2,021,364)		30,925,717

Expenses:
Property operating expenses	16,462,866	(106,269)	(1,124,790)		15,231,807
General and administrative	3,210,332	(6,356)	(6,748)		3,197,228
Asset management fees, net of amounts capitalized	2,348,250	— (b)	(147,861	)(b)	2,200,389
Property management fees	1,262,453	—	(100,741)		1,161,712
Acquisition fees and expenses, net of amounts capitalized	16,462	—	—		16,462
Depreciation	10,433,749	—	(683,211)		9,750,538

Total expenses	33,734,112	(112,625)	(2,063,351)		31,558,136

Operating loss	(787,031)	112,625	41,987		(632,419)

Other income (expense):
Fair value adjustments and other (expense) income	(16,476)	—	—		(16,476)
Interest expense and loan cost amortization, net of capitalized	(5,127,058)	— (c)	262,576	(c)	(4,864,482)
Loss on extinguishment of debt	(87,047)	—	—		(87,047)

Total other income (expense)	(5,230,581)	—	262,576		(4,968,005)

Income tax expense	(89,192)	—	—		(89,192)

Loss before gains on sale of real estate and easement	(6,106,804)	112,625	304,563		(5,689,616)
Gain on sale of real estate, net of tax of $1,224,844	61,208,195	—	—		61,208,195
Gain on easement	603,400	—	—		603,400

Net income from continuing operations	55,704,791	112,625	304,563		56,121,979
Net income from continuing operations attributable to noncontrolling interests	(37,899,343)	(43,066)	(51,259)		(37,993,668)

Net income from continuing attributable to common stockholders	$17,805,448	$69,559	$253,304		$18,128,311

Net income per share of common stock (basic and diluted) from continuing operations	$0.79				$0.80

Weighted average number of shares of common stock outstanding (basic and diluted)	22,526,171				22,526,171

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

CNL GROWTH PROPERTIES, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.	Basis of Presentation

The accompanying unaudited pro forma condensed consolidated statement of net assets of the Company is presented as if the disposition of the Crescent Gateway and City Walk Properties described in Note 2. “Pro Forma Transactions” had occurred as of September 30, 2016. The accompanying unaudited pro forma condensed consolidated statement of changes in net assets presented for the period from August 1, 2016 through September 30, 2016 and the statements of operations of the Company presented for the seven months ended July 31, 2016 and for the year ended December 31, 2015 (collectively the “Pro Forma Periods”) include certain pro forma adjustments to illustrate the estimated effect of the Company’s dispositions, described in Note 2. “Pro Forma Transactions”, as if they had occurred as of the first day of each of the Pro Forma Periods. The amounts included in the historical columns represent the Company’s historical statement of net assets, statement of changes in net assets and operating results for the respective Pro Forma Periods presented.

The accompanying unaudited pro forma condensed consolidated financial statements have been prepared in accordance with Article 11 of Regulation S-X and do not include all of the information and note disclosures required by generally accepted accounting principles of the United States (“GAAP”). Pro forma financial information is intended to provide information about the continuing impact of a transaction by showing how a specific transaction or group of transactions might have affected historical financial statements. Pro forma financial information illustrates only the isolated and objectively measurable (based on historically determined amounts) effects of a particular transaction, and excludes effects based on judgmental estimates of how historical management practices and operating decisions may or may not have changed as a result of the transaction. Therefore, pro forma financial information does not include information about the possible or expected impact of current actions taken by management in response to the pro forma transaction, as if management’s actions were carried out in previous reporting periods.

This unaudited pro forma condensed consolidated financial information is presented for informational purposes only and does not purport to be indicative of the Company’s financial results or financial position as if the transaction reflected herein had occurred, or been in effect during the Pro Forma Periods. In addition, this unaudited pro forma condensed consolidated financial information should not be viewed as indicative of the Company’s expected financial results for future periods.

2.	Pro Forma Transactions

On November 1, 2016, the Crescent Gateway Joint Venture entered into a purchase and sale agreement with NIC Gateway Orlando, LLC, an unaffiliated third party, for the sale of the Crescent Gateway Property. The purchase price for the Crescent Gateway Property was approximately $49.1 million excluding transaction costs.

On November 30, 2016, the Crescent Joint Venture completed the sale of the Crescent Gateway Property.

On September 20, 2016, the City Walk Joint Venture entered into a purchase and sale agreement with BR Roswell, LLC, an unaffiliated third party, for the sale of the City Walk Property. The purchase price for the City Walk Property was approximately $76.0 million excluding transaction costs.

On December 1, 2016, the City Walk Joint Venture completed the sale of the City Walk Property.

3.	Adjustments to Unaudited Pro Forma Condensed Consolidated Statement of Net Assets

The adjustments to the unaudited pro forma condensed consolidated statement of net assets represent adjustments needed to the Company’s historical statement of net assets as if the completed disposition of the Crescent Gateway and City Walk Properties occurred as of September 30, 2016.

CNL GROWTH PROPERTIES, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

3.	Adjustments to Unaudited Pro Forma Condensed Consolidated Statement of Net Assets (continued):

(a)	These adjustments reflect the net sales proceeds received from the completed disposition of the Crescent Gateway and City Walk Properties and the elimination of the related account balances as if the sale was consummated as of September 30, 2016. The sales prices of the two properties equaled their liquidation values as of August 1, 2016.

	Crescent Gateway	City Walk
	Property Sold	Property Sold
Sale Price	$49,100,000	$76,000,000
Closing and transaction costs	(549,125)	(444,055)

Net sales proceeds	$48,550,875	$75,555,945

(b)	These adjustments reflect the use of a portion of the net cash proceeds received from the completed sale of the Crescent Gateway and City Walk Properties to pay down existing indebtedness, including accrued interest.

(c)	These adjustments reflect the reduction of estimated costs in excess of estimated receipts during liquidation.

4.	Adjustments to Unaudited Pro Forma Condensed Consolidated Statement of Changes in Net Assets

The adjustments to the unaudited pro forma condensed consolidated statement of changes in net assets represent adjustments needed to the Company’s historical statements of net assets as if the completed disposition of the Crescent Gateway and City Walk Properties had occurred on the first day of the Pro Forma Period presented.

(a)	Net assets in liquidation increased primarily as a result of a change in estimate of closing and transaction costs related to the sale of these properties, offset partially by a reduction in estimated receipts in excess of estimated costs during liquidation.

5.	Adjustments to Unaudited Pro Forma Condensed Consolidated Statement of Operations

The adjustments to the unaudited pro forma condensed consolidated statement of operations represent adjustments needed to the Company’s historical results to remove the historical operating results of the completed sale of the Crescent Gateway and City Walk Properties as if they had occurred on the first day of the first Pro Forma Period presented.

(a)	Except as described in (b) and (c) below, these amounts represent the elimination of the operations on the completed sale of the Crescent Gateway and City Walk Properties from the historical amounts for the seven months ended July 31, 2016 and for the year ended December 31, 2015, to give effect to the completed sales of the Crescent Gateway and City Walk Properties as if the sales occurred on the first day of the first Pro Forma Period presented. The Crescent Gateway and City Walk Properties were classified in continuing operations because the proposed dispositions of these properties would neither cause a strategic shift in the Company, nor were they considered to have a major impact on the Company’s business. Therefore, these properties did not qualify as discontinued operations under ASU 2014-08.

(b)	Amount includes the elimination of asset management fee expenses, calculated at 0.08334% monthly on the invested assets value of the Crescent Gateway and City Walk Properties for the seven months ended July 31, 2016 and for the year ended December 31, 2015. These fees were historically paid by the Company to its advisor and would not have been incurred subsequent to the disposition of this asset.

(c)	Represents the elimination of interest expense and loan cost amortization to reflect the use of net cash proceeds from the completed sale of the Crescent Gateway and City Walk Properties, to retire indebtedness that was collateralized the Crescent Gateway and City Walk Properties as if the sale occurred on the first day of the first Pro Forma Period presented.

(d) Exhibits

Exhibit No.	Description

10.1	Purchase and Sale Agreement, dated as of September 15, 2016, between GGT LMI City Walk GA, LLC and Bluerock Real Estate, LLC. (Previously filed as Exhibit 10.2 to the Quarterly Report on Form 10-Q filed on November 10, 2016 and incorporated herein by reference)

10.2	First Amendment to Purchase and Sale Agreement, dated September 19, 2016, between GGT LMI City Walk GA, LLC and Bluerock Real Estate, LLC. (Previously filed as Exhibit 10.3 to the Quarterly Report on Form 10-Q filed on November 10, 2016 and incorporated herein by reference)

10.3	Second Amendment to Purchase and Sale Agreement, dated September 30, 2016, between GGT LMI City Walk GA, LLC and Bluerock Real Estate, LLC. (Previously filed as Exhibit 10.4 to the Quarterly Report on Form 10-Q filed on November 10, 2016 and incorporated herein by reference)

10.4	Third Amendment to Purchase and Sale Agreement, dated November 3, 2016, between GGT LMI City Walk GA, LLC and Bluerock Real Estate, LLC. (Previously filed as Exhibit 10.5 to the Quarterly Report on Form 10-Q filed on November 10, 2016 and incorporated herein by reference)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6, 2016		CNL GROWTH PROPERTIES, INC. a Maryland corporation

	By:	/s/ Tammy J. Tipton
Tammy J. Tipton Chief Financial Officer